Non-Standardized 401(k) Profit Sharing Plan

                                                                     EXHIBIT 4.2
                                                                     -----------

                             ADOPTION AGREEMENT FOR

                                    PFPC INC.

                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

The undersigned Employer adopts PFPC Inc. Prototype Non-Standardized 401(k) Profit Sharing Plan and Trust and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.      EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

         Name:    Webster Bank
                  --------------------------------------------------------------
                  --------------------------------------------------------------
         Address: 145 Bank Street Webster Plaza
                  --------------------------------------------------------------
                                     Street

                  Waterbury                        CT                  06702
                  -----------------------  ------------------    ---------------
                           City                   State                 Zip

         Telephone:        (203) 755-1422
                           ----------------------------

2. EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER     06-0273620
                                             ------------------
3. TYPE OF ENTITY
   a. [xx] Corporation (including Tax-exempt or Non-profit Corporation)
   b. [  ] Professional Service Corporation
   c. [  ] S Corporation
   d. [  ] Limited Liability Company that is taxed as:
           1. [ ] a partnership or sole proprietorship
           2. [ ] a Corporation
           3. [ ] an S Corporation
   e. [  ] Sole Proprietorship
   f. [  ] Partnership (including Limited Liability)
   g. [  ] Other:
                 --------------------------------------------------------------

   AND, the Employer is a member of (select all that apply):
   h. [xx] a controlled group
   i. [  ] an affiliated service group

4. EMPLOYER FISCAL YEAR means the 12 consecutive month period:
   Beginning on January 1 (e.g., January 1st)
                ----------
                month  day

   and ending on December 31
                 -----------
                 month   day

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5. PLAN NAME:

   Webster Bank Employee Investment Plan
--------------------------------------------------------------------------------

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Non-Standardized 401(k) Profit Sharing Plan

6. EFFECTIVE DATE
   a. [ ] This is a new Plan effective as of ____________ (hereinafter called the "Effective Date").

   b. [ ] This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective _______ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is _______.

   c. [xx] FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA `97). The original Plan effective date was 10/1/84 hereinafter called the "Effective Date'). Except as specifically provided in the Plan, the effective date of this amendment and restatement is 1/1/01. (May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7. PLAN YEAR means the 12 consecutive month period:

   Beginning on December 31 (e.g., January 1st)
                ------------
                month   day

   and ending on December 30
                ------------
                month   day

   EXCEPT that there will be a Short Plan Year:
   a. [  ] N/A
   b. [  ] beginning on                                 (e.g., July 1, 2000)
                           -------------------------------
                                 month   day   year
              and ending on
                           -------------------------------
                                 month   day   year

8. VALUATION DATE means:
   a. [x ] Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).
   b. [  ] The last day of each Plan Year.
   c. [  ] The last day of each Plan Year half (semi-annual).
   d. [  ] The last day of each Plan Year quarter.
   e. [ ] Other (specify day or dates):_____________________ (must be at least once each Plan Year).

9. PLAN NUMBER assigned by the Employer
   a. [  ] 001
   b. [  ] 002
   c. [x ] 003
   d. [  ] Other:
                 ---------------------------------------------------------------

10. TRUSTEES:
   a. [ ] Individual Trustee(s) who serve as discretionary Trustee(s) over assets not subject to control by a corporate Trustee.

           Name(s)                              Title(s)

           ------------------------------       --------------------------------
           ------------------------------       --------------------------------
           ------------------------------       --------------------------------

           Address and Telephone number

           1. [ ] Use Employer address and telephone number.
           2. [ ] Use address and telephone number below:

           Address:
                   -------------------------------------------------------------
                                            Street

                   -------------     ------------------      -------------------
                        City                 State                   Zip

           Telephone:
                     -------------------------------

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                                     Non-Standardized 401(k) Profit Sharing Plan


    b. [ x ] Corporate Trustee

            Name:    PW Trust Company
                     -----------------------------------------------------------
            Address: 4400 Computer Drive
                     -----------------------------------------------------------
                                           Street

                     Westboro                  MA                   01581
                     -------------      ------------------    ------------------
                     City                     State                  Zip
            Telephone:     (508) 871-4084
                       ------------------------------

                       AND, the corporate Trustee shall serve as:

                       1. [ x ] a directed (nondiscretionary) Trustee over
                                all Plan assets except for the following:

                       --------------------------------------
                       2. [   ] a discretionary Trustee over all Plan assets
                                except for the following:

                       --------------------------------------

    AND, shall a separate trust agreement be used with this Plan?

    c.  [   ] Yes
    d.  [ x ] No

    NOTE: If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11. PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
    (If none is named, the Employer will become the Administrator.)
    a. [ x ] Employer (Use Employer address and telephone number).
    b. [   ] Use name, address and telephone number below:

             Name:
                        --------------------------------------------------------
             Address:
                        --------------------------------------------------------
                                            Street

                        ------------    --------------------    ----------------
                            City               State                   Zip
             Telephone:
                        --------------------------------------------

12. CONSTRUCTION OF PLAN
    This Plan shall be governed by the laws of the state or commonwealth where the Employer's (or, in the case of a corporate Trustee, such Trustee's) principal place of business is located unless another state or commonwealth is specified:

    Connecticut
    ---------------------------
ELIGIBILITY REQUIREMENTS

13. ELIGIBLE EMPLOYEES (Plan Section 1.18)
    FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN d. or e. BELOW FOR EMPLOYER CONTRIBUTIONS) means all Employees (including Leased Employees)
    EXCEPT:
    NOTE: If different exclusions apply to Elective Deferrals than to other Employer contributions, complete this part a.-b. for the Elective Deferral component of the Plan.
    a. [   ] N/A. No exclusions.
    b. [ X ] The following are excluded, except that if b.3. is selected, such Employees will be included (select all that apply):
             1. [ ] Union Employees (as defined in Plan Section 1.18)
             2. [ ] Non-resident aliens (as defined in Plan Section
                    1.18)
             3. [ ] Employees who became Employees as the result of a "Code
                    Section 410(b)(6)(C) transaction" (as defined in Plan
                    Section 1.18)
             4. [ ] Salaried Employees
             5. [ ] Highly Compensated Employees
             6. [ ] Leased Employees
             7. [ x ] Other: Independent Contractors
                              ----------------------
    HOWEVER, different exclusions will apply (select c. OR d. and/or e.):
    c.   [ X ] N/A. The options elected in a.-b. above apply for all purposes of the Plan.
    d.   [   ] For purposes of all Employer contributions (other than Elective
               Deferrals and matching contributions)...
    e.   [   ] For purposes of Employer matching contributions...

(c) Copyright 2001 PFPC Inc.

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Non-Standardized 401(k) Profit Sharing Plan

         IF d. OR e. IS SELECTED, the following exclusions apply for such purposes (select f. or g.):
    f.   [    ] N/A. No exclusions.
    g.   [    ] The following are excluded, except that if g.3. is selected, such Employees will be included (select all that apply):

                1. [ ] Union Employees (as defined in Plan Section 1.18)
                2. [ ] Non-resident aliens (as defined in Plan Section 1.18)
                3. [ ] Employees who became Employees as the result of a
                       "Code Section 410(b)(6)(C) transaction" (as defined in Plan Section 1.18)
                4. [ ] Salaried Employees
                5. [ ] Highly Compensated Employees
                6. [ ] Leased Employees
                7. [ ] Other:
                            ----------------------------------------------------

14. THE FOLLOWING AFFILIATED EMPLOYER (Plan Section 1.6) will adopt this Plan as a Participating Employer (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses, taxpayer identification numbers and types of entities):
    NOTE: Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

    a. [ ] N/A
    b. [x] Name of First Affiliated Employer: See Appendix A
                                             -----------------------------------
           Address:
                  --------------------------------------------------------------
                                       Street

                  -----------------   ----------------          ----------------
                       City                State                      Zip

           Telephone:
                     -----------------------------------------------------------
           Taxpayer identification Number:
                                          --------------------------------------
    AND, the Affiliated Employer is:
    c. [x] Corporation (including Tax-exempt, Non-profit or Professional
             Service Corporation)
    d. [ ] S Corporation
    e. [ ] Limited Liability Company that is taxed as:
           1. [ ] a partnership or sole proprietorship
           2. [ ] a Corporation
           3. [ ] an S Corporation
    f. [ ] Sole Proprietorship
    g. [ ] Partnership (including Limited Liability)
    h. [ ] Other:
                 ---------------------------------------------------------------

15. CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

    Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:
    NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected in b.4. or i.4. below.

    ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k. BELOW FOR EMPLOYER CONTRIBUTIONS) (select a. or all that apply of b., c., and d.):
    NOTE: If different conditions apply to Elective Deferrals than to other Employer contributions, complete this part a.-d. for the Elective Deferral component of the Plan.

    a. [  ] No age or service required. (Go to e.-g. below)
    b. [xx] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
            1. [ ] No service requirement
            2. [ ] 1/2 Year of Service or Period of Service
            3. [x] 1 Year of Service or Period of Service
            4. [ ] ________ (not to exceed 1,000) Hours of Service within _____
                   (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in b.3. above.
            5. [ ] Other:
                         -------------------------------------------------------

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                                     Non-Standardized 401(k) Profit Sharing Plan


                   (may not exceed one (1) Year of Service or Period of Service)
    c. [x] Attainment of age:
           1. [ ] No age requirement
           2. [ ] 20 1/2
           3. [x] 21
           4. [ ] Other: ________ (may not exceed 21)
    d. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on _______ and such Eligible Employee shall enter the Plan as of such date.
       The requirements to be waived are (select one or both):

           1. [ ] service requirement (will let part-time Eligible Employees in Plan)
           2. [ ] age requirement

       HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select e. OR f. and/or g.):
    e. [x] N/A. The options elected in a.-d. above apply for all purposes of the Plan.
    f. [ ] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...
    g. [ ] For purposes of Employer matching contributions...

    If f. OR g. IS SELECTED, the following eligibility conditions apply for such purposes:
    h. [ ] No age or service requirements
    i. [ ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method
           is elected):
           1. [ ] No service requirement
           2. [ ] 1/2 Year of Service or Period of Service
           3. [ ] 1 Year of Service or Period of Service
           4. [ ] ____ (not to exceed 1,000) Hours of Service within ____
                  (not to exceed 12) months from the Eligible Employee's employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in
                  i.3. above.
           5. [ ] 1 1/2 Years of Service or Periods of Service
           6. [ ] 2 Years of Service or Periods of Service
           7. [ ] Other:
                        --------------------------------------------------------
                  (may not exceed two (2) Years of Service or Periods of Service)
           NOTE: If more than one (1) Year of Service is elected 100% immediate vesting is required.
    j. [ ] Attainment of age:
           1. [ ] No age requirement
           2. [ ] 20 1/2
           3. [ ] 21
           4. [ ] Other: _____ (may not exceed 21)
    k. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on ____ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):
           1. [ ] service requirement (will let part-time Eligible
                  Employees in Plan)
           2. [ ] age requirement

16. EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
    An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in g.-p. below for Employer contributions):
    NOTE: If different entry dates apply to Elective Deferrals than to other Employer contributions, complete this part a.-f. for the Elective Deferral component of the Plan.
    a. [ ] the day on which such requirements are satisfied.
    b. [ ] the first day of the month coinciding with or next
           following the date on which such requirements are satisfied.
    c. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
    d. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
    e. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
    f. [x] other: January 1, April 1, July 1, October 1
                  --------------------------------------------------------------
           provided that an Eligible Employee who has satisfied the maximum age
           (21) and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

(c) Copyright 2001 PFPC Inc.

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Non-Standardized 401(k) Profit Sharing Plan


    HOWEVER, different entry dates will apply (select g. OR h. and/or i.):
    g. [x] N/A. The options elected in a.-f. above apply for all purposes of the Plan.
    h. [ ] For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)...
    i. [ ] For purposes of Employer matching contributions...

    IF h. OR i. IS SELECTED, the following entry dates apply for such purposes (select one):
    i. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.
    k. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
    l. [ ] the first day of the Plan Year in which such requirements are satisfied.
    m. [ ] the first day of the Plan Year in which such
           requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.
    n. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
    o. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
    p. [ ] other:
                  --------------------------------------------------------------
           provided that an Eligible Employee who has satisfied the maximum age
           (21) and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE
17. RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.57
    and 1.85)
    a. [ ] No service with a predecessor Employer shall be recognized.
    b. [x] Service with * will be recognized except as follows (select 1. or all that apply of 2. through 4.):
           1. [  ] N/A, no limitations.
           2. [xx] service will only be recognized for vesting purposes.
           3. [x ] service will only be recognized for eligibility purposes.
           4. [  ] service prior to will not be recognized.
                   NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b. 1. will apply.

18. SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)
    NOTE: If no elections are made in this Section, then the Hours of Service Method will be used and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.
    ELAPSED TIME METHOD shall be used for the following purposes (select all that apply):
    a. [xx] N/A. Plan only uses the Hours of Service Method.
    b. [  ] all purposes. (If selected, skip to Question 19.)
    c. [  ] eligibility to participate.
    d. [  ] vesting.
    e. [  ] sharing in allocations or contributions.

    HOURS OF SERVICE METHOD shall be used for the following purposes (select all that apply):
    f. [  ] N/A. Plan only uses the Elapsed Time Method.
    g. [x ] eligibility to participate in the Plan. The eligibility computation period after the initial eligibility computation period shall... 1.[x ] shift to the Plan Year after the initial computation period. 2.[ ] be based on the date an Employee first performs an Hour of
                   Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
    h. [x ] vesting. The vesting computation period shall be...
            1.[xx] the Plan Year.
            2.[  ] the date an Employee first performs an Hour of Service and each anniversary thereof.
    i. [x ] sharing in allocations or contributions (the computation period shall be the Plan Year).


*See attached list of predecessor employers in Appendix B.

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                                     Non-Standardized 401(k) Profit Sharing Plan

    AND, IF THE HOURS OF SERVICE METHOD IS BEING USED, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to (select j. or k.):

    j. [x] all Employees.

    k. [ ] salaried Employees only (for hourly Employees, actual Hours of Service will be used).

    ON THE BASIS OF:
    l. [x] actual hours for which an Employee is paid or entitled to payment.
    m. [ ] days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
    n. [ ] weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
    o. [ ] semi-monthly payroll periods worked. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
    p. [ ] months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.
    AND, a Year of Service means the applicable computation period during which an Employee has completed at least:
    q. [x] 1000 (may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

VESTING
19. VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))
    Vesting for Employer Contributions (except as otherwise elected in j. - q. below for matching contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:
    a. [x] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

    b. [ ]  3 Year Cliff:             c. [  ] 5 Year Cliff:
             0-2 years   0%                    0-4 years     0%
               3 years 100%                      5 years   100%

    d. [ ]  6 Year Graded:            e. [  ]  4 Year Graded:
             0-1 year    0%                      1 year     25%
               2 years  20%                      2 years    50%
               3 years  40%                      3 years    75%
               4 years  60%                      4 years   100%
               5 years  80%
               6 years 100%

    f. [ ]  5 Year Graded:            g. [  ] 7 Year Graded:
               1 year   20%                     0-2 years    0%
               2 years  40%                       3 years   20%
               3 years  60%                       4 years   40%
               4 years  80%                       5 years   60%
               5 years 100%                       6 years   80%
                                                  7 years  100%

    h. [ ] Other - Must be at least as liberal as either c. or g. above.

                          Service          Percentage

                           -----              -----
                           -----              -----
                           -----              -----
                           -----              -----
                           -----              -----
                           -----              -----
                           -----              -----


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    VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
    The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:
    i. [x] N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions.
    j. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)
    k. [ ] 3 Year Cliff
    l. [ ] 5 Year Cliff
    m. [ ] 6 Year Graded
    n. [ ] 4 Year Graded
    o. [ ] 5 Year Graded
    p. [ ] 7 Year Graded
    q. [ ] Other - Must be at least as liberal as either l. or p. above.

                    Service         Percentage

                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----

20. FOR AMENDED PLANS (Plan Section 6.4(f))
    If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:
    a. [x] Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.
    b. [ ] Pre-amended schedule:

                    Service         Percentage

                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----

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                                     Non-Standardized 401(k) Profit Sharing Plan

21. TOP HEAVY VESTING (Plan Section 6.4(c))
    If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.
    a. [x] N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).
    b. [ ] 6 Year Graded:

           0-1 year          0%
             2 years        20%
             3 years        40%
             4 years        60%
             5 years        80%
             6 years       100%
    c. [ ] 3 Year Cliff:
           0-2 years         0%
             3 years       100%
    d. [ ] Other - Must be at least as liberal as either b. or c. above.

                    Service         Percentage

                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----
                     -----            -----

    NOTE: This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

22. EXCLUDED VESTING SERVICE
    a. [x] No exclusions.
    b. [ ] Service prior to the Effective Date of the Plan or a predecessor plan.
    c. [ ] Service prior to the time an Employee has attained age 18.

23. VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY
    Regardless of the vesting schedule, Participants shall become fully Vested upon (select a. or all that apply of b. and c.)
    a. [x] N/A. Apply vesting schedule, or all contributions to the Plan are fully Vested.
    b. [ ] Death.
    c. [ ] Total and Permanent Disability.

24. NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the:
    a. [x] date of a Participant's 59.5 birthday (not to exceed 65th).
    b. [ ] later of a Participant's _____ birthday (not to exceed 65th) or the ___ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

25. NORMAL RETIREMENT DATE (Plan Section 1.46) means the:
    a. [x] Participant's "NRA".

    OR (select one)
    b. [ ] first day of the month coinciding with or next following the Participant's "NRA".
    c. [ ] first day of the month nearest the Participant's "NRA".
    d. [ ] Anniversary Date coinciding with or next following the Participant's "NRA".
    e. [ ] Anniversary Date nearest the Participant's "NRA".

26. EARLY RETIREMENT DATE (Plan Section 1.15) means the:
    a. [x] No Early Retirement provision provided.
    b. [ ] date on which a Participant...
    c. [ ] first day of the month coinciding with or next following the date on which a Participant...
    d. [ ] Anniversary Date coinciding with or next following the date on which a Participant...

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    AND, if b., c. or d. is selected...
    e. [ ] attains age _______.
    f. [ ] attains age __ and completes at least ___ Years of Service (or Periods of Service) for vesting purposes.

    AND, if b., c. or d. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?
    g. [ ] Yes
    h. [ ] No

COMPENSATION
27. COMPENSATION (Plan Section 1.11) with respect to any Participant means:
    a. [ ] Wages, tips and other compensation on Form W-2.
    b. [x] Section 340 1(a) wages (wages for withholding purposes).
    c. [ ] 415 safe-harbor compensation.

    COMPENSATION shall be based on the following determination period:
    d. [x] the Plan Year.
    e. [ ] the Fiscal Year coinciding with or ending within the Plan Year.
    f. [ ] the calendar year coinciding with or ending within the Plan Year.
    NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified: ________ (must be a consecutive twelve month period).

    ADJUSTMENTS TO COMPENSATION
    g. [ ] N/A. No adjustments.
    h. [x] Compensation shall be adjusted by: (select all that apply)
           1. [x] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 132(f)(4) (qualified transportation fringe), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan)
           2. [ ] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 1. above) and welfare benefits
           3. [x] excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used
           4. [ ] excluding overtime
           5. [ ] excluding bonuses
           6. [ ] excluding commissions
           7. [x] other: excluding bonuses and taxable car benefits with respect to highly compensated employees
                         -------------------------------------------------------
           NOTE: Options 4., 5., 6. or 7. may not be selected if an integrated allocation formula is selected (i.e., if 33.f. is selected). In addition, if 4., 5., 6., or 7. is selected, the definition of Compensation could violate the nondiscrimination rules.

    HOWEVER, FOR SALARY DEFERRAL AND MATCHING PURPOSES Compensation shall be adjusted by (for such purposes, the Plan automatically includes Elective Deferrals and other amounts in h.1. above):
    i. [ ] N/A. No adjustments or same adjustments as in above
    j. [x] Compensation shall be adjusted by: (select all that apply)
           1. [ ] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in hi. above) and welfare benefits
           2. [x] excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used
           3. [ ] excluding overtime
           4. [ ] excluding bonuses
           5. [ ] excluding commissions
           6. [x] other: excluding bonuses and taxable car benefits with respect to highly compensated employees
                         -------------------------------------------------------

CONTRIBUTIONS AND ALLOCATIONS
28. SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) Each Participant may elect to have Compensation deferred by:
    a. [ ] ____%.
    b. [ ] up to ____%.
    c. [x] from 1% to 1.0 %
    d. [ ] up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415.

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    AND, Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year may only elect to defer Compensation by:
    e. [x] Same limits as specified above.
    f. [ ] The percentage equal to the deferral limit in effect under Code
           Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(l7).

    MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?
    g. [x] No.
    h. [ ] Yes, a Participant may elect to defer up to ___% of any bonus.

    PARTICIPANTS MAY commence salary deferrals on the effective date of participation and on * (must be at least once each calendar year).
    * January 1, April 1, July 1, October 1

       Participants may modify salary deferral elections:
       1. [ ] As of each payroll period
       2. [ ] On the first day of the month
       3. [ ] On the first day of each Plan Year quarter
       4. [ ] On the first day of the Plan Year or the first day of the 7th month of the Plan Year
       5. [x] Other: * (must be at least once each calendar year) * January 1, April 1, July 1, October 1

    AUTOMATIC ELECTION: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation deferred?
    i. [xx] No.
    j. [  ] Yes, by _____ % of Compensation.

    SHALL THERE BE a special effective date for the salary deferral component of the Plan?
    k. [xx] No.
    l. [ ] Yes, the effective date of the salary deferral component of the Plan is _______ (enter month day, year).

29. SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)
    Shall the simple 401(k) provisions of Article XIII apply?
    a. [x] No. The simple 401(k) provisions will not apply.
    b. [ ] Yes. The simple 401(k) provisions will apply.

30. 401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)
    Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

    a. [x] No. (If selected, skip to Question 31.)
    b. [ ] Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.
    c. [ ] Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

            IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?
            1. [ ] No or N/A. Any matching contributions, other than any Safe
                   Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

            2. [ ] Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in
                   d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions (i.e., Questions 31. and 32.) that will apply in addition to any elections made in d. below. NOTE: Regardless of any election made in Question 31., the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.)

    THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:
    NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.
    d. [ ]  Safe Harbor Matching Contribution (select 1. or 2. AND 3.)
            1. [ ] Basic Matching Contribution. The Employer will make Matching
                   Contributions to the account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50%

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                   of the amount of the Participant's Elective Deferrals
                   that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

            2. [ ] Enhanced Matching Contribution. The Employer will make
                   Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of:
                   a. [ ] _____% (may not be less than 100%) of the
                          Participant's Elective Deferrals that do not exceed ____% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus
                    b. [ ] _____% of the Participant's Elective Deferrals
                           that exceed ___% of the Participant's
                           Compensation but do not exceed ____% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation.
                           NOTE: a. and b. must be completed so that, at any
                                 rate of Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.
            3. [ ] The safe harbor matching contribution will be determined on the following basis (and Compensation for such purpose will be based on the applicable period):
                   a. [ ] the entire Plan Year.
                   b. [ ] each payroll period.
                   c. [ ] all payroll periods ending with or within each month.
                   d. [ ] all payroll periods ending with or within the Plan
                          Year quarter.
    e. [ ]  Nonelective Safe Harbor Contributions (select one)
            1. [ ] The Employer will make a Safe Harbor Nonelective Contribution to the account of each "Eligible Participant" in an amount equal to_____% (may not be less than 3%) of the Employee's Compensation for the Plan Year.
            2. [ ] The Employer will make a Safe Harbor Nonelective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan): ______.

    FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term "Eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:
    f. [ ]  Highly Compensated Employees.
    g. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).
    h. [ ]  Other:
                  --------------------------------------------------------------
                  (must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1.401(k)-1(b)(3) and 1.401(m)-1(b)(3)).

    SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS
    f. [ ] N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.
    j. [ ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:

            _______________________________________ (enter the first day of the
            Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

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31. FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section
    12.1(a)(2))

    NOTE: Regardless of any election below, if the ACP test safe harbor is being used (i.e., Question 30.c. is selected), then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.
    a. [ ]  N/A. There will not be any matching contributions (Skip to Question
            33).
    b. [x]  The Employer ... (select 1. or 2.)
            1. [  ] may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's Elective Deferrals.
            2. [xx] will make matching contributions equal to 50  % (e.g., 50)
                    of the Participant's  Elective Deferrals, plus:
                    a. [xx] N/A.
                    b. [  ] an additional discretionary percentage, to be
                            determined by the Employer.

            AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:
            (select 3. and/or 4. OR 5.)
            3. [x] 6 % of a Participant's Compensation.
            4. [ ] $____.
            5. [ ] a discretionary percentage of a Participant's Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.
    c. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.
    d. [ ] The Employer will make matching contributions equal to the sum of ____% of the portion of the Participant's Elective
            Deferrals which do not exceed ____% of the Participant's Compensation or $_____ plus _____% of the portion of the Participant's Elective Deferrals which exceed ____% of the Participant's Compensation or $______, but does not exceed _____% of the Participant's Compensation or $____.
    NOTE: If c. or d. above is elected, the Plan may violate the Code Section 40l(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase.

    PERIOD  OF DETERMINING MATCHING CONTRIBUTIONS
    Matching contributions will be determined on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):
    e. [ ]  the entire Plan Year.
    f. [ ]  each payroll period.
    g. [x]  all payroll periods ending within each month.
    h. [ ]  all payroll periods ending with or within the Plan Year quarter.

    THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:
    i. [x]  N/A.
    j. [ ]  $______.

    MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:
    k. [x]  all Participants.
    l. [ ]  only Non-Highly Compensated Employees.

    SHALL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?
    m. [x] Yes. If elected, ALL matching contributions will be fully Vested and will be subject to restrictions on withdrawals. In addition, Qualified Matching Contributions may be used in either the ADP or ACP test.
    n. [ ]  No.

32. ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:

    REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.
    a. [ ]  N/A.
    b. [x]  No service requirement.
    c. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).(Could cause Plan to violate coverage requirements under Code Section 410(b).)
    d. [ ] A Participant must complete at least ______ (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

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    REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF
    THE PLAN YEAR
    (except as otherwise provided in i. through k. below).
    e. [ ] A Participant must complete more than _____Hours of Service (not more than 500) (or, ___ months of service (not more than three (3)) if the Elapsed Time Method is elected).
    f. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
    g. [ ] Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
    h. [x]  Participants will share in such allocations, regardless of service.

    PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):
    i. [ ]  Death.
    j. [ ]  Total and Permanent Disability.
    k. [ ]  Early or Normal Retirement.

    AND, if 32.c., d., f., or g. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?
    l. [ ]  No or N/A.
    m. [ ] Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).

33. FORMULA FOR DETERMINING EMPLOYER'S PROFIT SHARING CONTRIBUTION (Plan
    Section 12.1(a)(3)) (d. may be selected in addition to b. or c.)

    a. [ ] N/A. No Employer Profit Sharing Contributions may be made (other than top heavy minimum contributions)
            (Skip to Question 34.)
    b. [x] Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.
    c. [ ] Discretionary, to be determined by the Employer, out of current or accumulated Net Profits.
    d. [ ] Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to this Adoption Agreement. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 15, nor to any service or employment conditions set forth in Question 35.

            AND, if d. is selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?
            1. [  ] Yes.
            2. [  ] No.

            AND, if d. is selected, shall the amounts allocated on behalf of a Participant for a Plan Year pursuant to e. or f. below be reduced (offset) by the Prevailing Wage Contribution made on behalf of such Participant for the Plan Year under this Plan?
            3. [ ] No (If selected, then the Prevailing Wage Contribution will be added to amounts allocated pursuant to e, or f. below.)
            4. [ ] Yes.

    CONTRIBUTION ALLOCATIONS
    If b. or e. above is selected, the Employer's discretionary profit sharing contribution for a Plan Year will be allocated as follows:
    e. [x]  NON-INTEGRATED ALLOCATION
            1. [x] In the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.
            2. [ ] In the same dollar amount to all Participants (per capita).
            3. [ ] In the same dollar amount per Hour of Service completed by each Participant.
            4. [ ] In the same proportion that each Participant's points bears to the total of such points of all Participants. A Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):
                   a. [ ] ______ point(s) shall be allocated for each Year of
                      Service (or Period of Service if the Elapsed Time Method is elected). However, the maximum Years of Service
                      (or Periods

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                     of Service) taken into account shall not exceed _____
                     (leave blank if no limit on service applies).
                  b. [ ] ____ point(s) shall be allocated for each full $_____
                     (may not exceed $200) of Compensation.
                  c. [ ] ____ point(s) shall be allocated for each year of age as of the end of the Plan Year.

      f. [ ] INTEGRATED ALLOCATION
             In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:
             1. [ ] The Taxable Wage Base.
             2. [ ] _____% (not to exceed 100%) of the Taxable Wage Base. (See
                    Note below)
             3. [ ] 80% of the Taxable Wage Base plus $1.00.
             4. [ ] $____ (not greater than the Taxable Wage Base). (See Note below)
             NOTE: The integration percentage of 5.7% shall be reduced to:
                   1. 4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
                   2. 5.4% if 3. is elected or if 2. or 4. above is more than
                      80% of the Taxable Wage Base.

34.      QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1 (a)(4))
         NOTE: Regardless of any election made in this Question, the Plan automatically permits Qualified Non-Elective Contributions to correct a failed ADP or ACP test.
         a. [ ] N/A. There will be no additional Qualified Non-Elective Contributions except as otherwise provided in the Plan.
         b. [ ] The Employer will make a Qualified Non-Elective Contribution equal to ____% of the total Compensation of those Participants eligible to share in the allocations.
         c. [x] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those Participants eligible to share in the allocations.
         d. [ ] The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated equally to all Participants eligible to share in the allocations (per capita).

         AND, if b., c. or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:
         e. [ ] all Participants.
         f. [x] only Non-Highly Compensated Employees.

35. REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12.7(g)) AND FORFEITURES

         a. [ ] N/A. Plan does not permit such contributions.
         b. [x] Requirements for Participants who are actively employed at the end of the Plan Year.
                1. [ ] No service requirement.
                2. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410(b).)
                3. [x] A Participant must complete at least 1000 (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

         REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below).
         c. [ ] A Participant must complete more than _______ Hours of Service (not more than 500) (or ____ months of service (not more than three (3)) if the Elapsed Time Method is elected).
         d. [ ] A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 4 10(b).)
         e. [x] Participants will NOT share in such allocations, regardless of service. (Could cause Plan to violate coverage requirements under Code Section 410(b).)
         f. [ ] Participants will share in such allocations, regardless of service.

         PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
         g. [xx] Death.
         h. [xx] Total and Permanent Disability.
         i. [xx] Early or Normal Retirement.

         AND, if 35.b.2, b.3, d. or e. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?
         j. [ ]  No or N/A.
         k. [xx] Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).


(c) Copyright 2001 PFPC Inc.

                                       15



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Non-Standardized 401(k) Profit Sharing Plan

36.      FORFEITURES (Plan Sections 1.27 and 4.3(e)) N/A
         Except as provided in Plan Section 1.27, a Forfeiture will occur (if no election is made, a. will apply):
         a. [ ] as of the earlier of (1) the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant's Account.
         b. [ ] as of the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service.

         Will Forfeitures first be used to pay any administrative expenses?
         c. [ ]  Yes.
         d. [ ]  No.

         AND, EXCEPT as otherwise provided below with respect to Forfeitures attributable to matching contributions, any remaining Forfeitures will be...
         e. [ ]  added to any Employer discretionary contribution.
         f. [ ]  used to reduce any Employer contribution.
         g. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.
         h. [ ] allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year.

         FORFEITURES OF MATCHING CONTRIBUTIONS WILL BE...
         i. [ ]  N/A. Same as above or no matching contributions.
         j. [ ]  used to reduce the Employer's matching contribution.
         k. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.
         l. [ ] added to any Employer discretionary profit sharing contribution.
         m. [ ] allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.
         n. [ ] allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

37.      ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))
         Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined...
         a. [xx] N/A. All assets in the Plan are subject to Participant investment direction.
         b. [ ] by using a weighted average based on the amount of time that has passed between the date a contribution or distribution was made and the date of the prior Valuation Date.
         c. [ ] by treating one-half of all such contributions as being a part of the Participant's nonsegregated account balance as of the previous Valuation Date.
         d. [ ] by using the method specified in Plan Section 4.3(c) (balance forward method).
         e. [ ]  other: ________________________________________________________
                 (must be a definite predetermined formula that is not based on Compensation and that satisfies the nondiscrimination requirements of Regulation 1.401(a)(4)-4 and is applied uniformly to all Participants).

38.      LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
         If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:
         a. [ ] N/A. The Employer does not maintain another qualified defined contribution plan.
         b. [xx] The provisions of Plan Section 4.4(b) will apply as if the other plan were a Master or Prototype Plan.
         c. [ ] Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:

                 _______________________________________________________________




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                                       16




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                                     Non-Standardized 401(k) Profit Sharing Plan

DISTRIBUTIONS

39.      FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
         Distributions under the Plan may be made in (select all that apply)...
         a. [x]  lump-sums.
         b. [x]  substantially equal installments.
         c. [ ]  partial withdrawals provided the minimum withdrawal is $_______

         AND, pursuant to Plan Section 6.12,
         d. [ ] no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 40l(a)(11) and 4l7 will not apply to the Plan).

                 AND, if this is an amendment that is eliminating annuities, then an annuity form of payment is not available with respect to distributions that have an Annuity Starting Date beginning on or after:
                 1.  [ ]  N/A
                 2. [ ] _______ (may not be a retroactive date), except that regardless of the date entered, the amendment will not be effective prior to the time set forth in Plan Section 8.1(e).

         e. [x]  annuities are allowed as the normal form of distribution (Plan
                 Section 6.12 will not apply and the joint and survivor rules of Code Sections 40l(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse's death benefit) will be equal to:
                 1.  [ ]  100% of Participant's interest in the Plan.
                 2.  [ ]  50% of Participant's interest in the Plan.
                 3. [ ] ______% (may not be less than 50%) of a Participant's interest in the Plan.

                 AND, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:
                 4.  [ ]  N/A.
                 5.  [ ]  Joint and 100% survivor annuity.
                 6.  [ ]  Joint and 75% survivor annuity.
                 7.  [ ]  Joint and 66 2/3% survivor annuity.

         NOTE: If only a portion the Plan assets may be distributed in an annuity form of payment, then select d. AND e. and the assets subject to the joint and survivor annuity provisions will be those assets attributable to (specify): _________ (e.g., the money purchase pension plan that was merged into this Plan).

         AND, distributions may be made in...
         f. [ ]  cash only (except for insurance or annuity contracts).
         g. [xx] cash or property.

40. CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:
         a. [ ] No distributions may be made until a Participant has reached Early or Normal Retirement Date.
         b. [xx] Distributions may be made as soon as administratively feasible at the Participant's election.
         c. [ ] The Participant has incurred _______ 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).
         d. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.
         e. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.
         f. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.
         g. [ ] Distributions may be made at the Participant's election as soon as administratively feasible ______ months following termination of employment.
         h. [  ] Other: ________________________________________________________
                 (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4 and may not exceed the limits of Code Section 40l(a)(14) as set forth in Plan Section 6.7).

41.      INVOLUNTARY DISTRIBUTIONS
         Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?
         a. [x]  Yes
         b. [ ]  No

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Non-Standardized 401(k) Profit Sharing Plan

42.      MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))
         NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401 (a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SPJPA).
         The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:
         a. [ ] N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)
         b. [ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)
         c. [x] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):
                1. [ ] A Participant who was already receiving required
                       minimum distributions under the pre-SBJPA rules as of ____ _____ (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules.
                       Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:
                       a. [ ] N/A. Annuity distributions are not permitted.
                       b. [ ] Upon the recommencement of distributions, the
                              original Annuity Starting Date will be retained.
                       c. [ ] Upon the recommencement of distributions, a new
                              Annuity Starting Date is created.
                2. [x] A Participant who had not begun receiving required
                       minimum distributions as of 1/1/97 (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option below is elected:
                       a. [ ] N/A
                       b. [ ] The in-service distribution option is eliminated
                              with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1) December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in-service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

43.      DISTRIBUT1ONS UPON DEATH (Plan Section 6.6(h))
         Distributions upon the death of a Participant prior to receiving any benefits shall...
         a. [x] be made pursuant to the election of the Participant or beneficiary.
         b. [ ] begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which she Participant would have attained age 70 1/2.
         c. [ ] be made within 5 (or if lesser _____) years of death for all beneficiaries.
         d. [ ] be made within 5 (or if lesser _____) years of death for all beneficiaries, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the life expectancy) of such surviving spouse.

44.      HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)
         a. [ ] No hardship distributions are permitted.
         b. [x] Hardship distributions are permitted from the following accounts (select all that apply):
                1. [ ] All accounts.
                2. [x] Participant's Elective Deferral Account.
                3. [x] Participant's Account attributable to Employer matching contributions.
                4. [x] Participant's Account attributable to Employer profit sharing contributions.
                5. [ ] Participant's Rollover Account.
                6. [ ] Participant's Transfer Account.
                7. [ ] Participant's Voluntary Contribution Account.
         NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.


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                                       18

                                     Non-Standardized 401(k) Profit Sharing Plan

         AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to distributions made from all accounts? (Note: The safe harbor hardship rules automatically apply to hardship distributions of Elective Deferrals.)
         c. [ ] No or N/A. The provisions of Plan Section 6.11 apply to hardship distributions from all accounts other than a Participant's Elective Deferral Account.
         d. [x] Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

         AND, are distributions restricted to those accounts in which a Participant is fully Vested?
         e. [x] Yes, distributions may only be made from accounts which are fully Vested.
         f. [ ] No. (If elected, the fraction at Plan Section 6.5(i) shall apply in determining vesting of the portion of the account balance not withdrawn).

         AND, the minimum hardship distribution shall be...
         g. [x] N/A. There is no minimum.
         h. [ ] $______ (may not exceed $1,000).

45.      IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)
         a. [ ] In-service distributions may not be made (except as otherwise elected for Hardship Distributions).
         b. [x] In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select all that apply):
                1. [x] the Participant has attained age 59 1/2
                2. [x] the Participant has reached Normal Retirement Age.
                3. [ ] the Participant has been a Participant in the Plan
                       for at least____ years (may not be less than five (5)).
                4. [ ] the amount(s) being distributed have accumulated in the
                       Plan for at least two (2) years.

         AND, in-service distributions are permitted front the following accounts (select all that apply):
         c. [ ] All accounts.
         d. [x] Participant's Elective Deferral Account.
         e. [x] Qualified Matching Contribution Account and portion of Participant's Account attributable to Employer matching contributions.
         f. [x] Participant's Account attributable to Employer profit sharing contributions.
         g. [x] Qualified Non-Elective Contribution Account.
         h. [ ] Participant's Rollover Account.
         i. [ ] Participant's Transfer Account.
         j. [ ] Participant's Voluntary Contribution Account.
         NOTE: Distributions from a Participant's Elective Deferral Account,
               Qualified Matching Contribution Account and Qualified Non-Elective Account (including 401(k) Safe Harbor Contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2.

         AND, are distributions restricted to those accounts in which a Participant is fully Vested?
         k. [x] Yes, distributions may only be made from accounts which are fully Vested.
         1. [ ] No. (If elected, the fraction at Plan Section 6.5(i) will apply in determining vesting of the portion of the account balance not withdrawn.)

         AND, the minimum distribution shall be...
         m. [x] N/A. There is no minimum.
         n. [ ] $______ (may not exceed $1,000).

NONDISCRIMINATION TESTING

46.      HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)
         NOTE: If this is a GUST restatement, complete the questions in this Section retroactively to the first Plan Year beginning after 1996.

         Top-Paid Group Election. Will the top-paid group election be made? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)
         a. [ ] Yes, for the Plan Year beginning in: _______.
         b. [x] No, for the Plan Year beginning in: 1997.

         Calendar Year Data Election. Will the calendar year data election be used?
         (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)
         c. [ ] Yes, for the Plan Year beginning in:_____.
         d. [x] No, for the Plan Year beginning in: 12/31/99.

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Non-Standardized 401(k) Profit Sharing Plan

47. ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The ADP ratio and ACP ratio for Non-Highly Compensated Employees will be based on the following. The election made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended to a different election.
         a. [ ] N/A. This Plan satisfies the ADP Test Safe Harbor rules and there are no contributions subject to an ACP test or for all Plan Years beginning in or after the Effective Date of the Plan or, in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.
         b. [ ] PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in _______. (Note: If this election is made for the first year the Code Section 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)
         c. [x] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in 1997.
         NOTE: In any Plan Year where the ADP Test Safe Harbor is being used but not the ACP Test Safe Harbor, then c. above must be used if an ACP test applies for such Plan Year.

TOP HEAVY REQUIREMENTS

48. TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits: (If b., c., d. or e. is elected, f. must be completed.)
         a. [ ] N/A. The Employer does not maintain a Defined Benefit Plan. (Go to next Question)
         b. [ ] The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).
         c. [x]  5% defined contribution minimum.
         d. [ ]  2% defined benefit minimum.
         e. [ ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:
                 _______________________________________________________________
         NOTE: If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 40l(a)(4) Regulations may be violated.

         AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for Top Heavy purposes shall be based on...
         f. [x]  Interest Rate:  7.0 %
                                ________________________________________________
                 MortalityTable: UP 1984 Mortality Table, set back 3 years for participants
                                 _______________________________________________

49. TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits:
         a. [ ] N/A. The Employer does not maintain another qualified defined contribution plan.
         b. [  ] The full top heavy minimum will be provided in each plan.
         c. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412).
         d. [xx] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415:
                 The top heavy minimum will be provided in this Plan.
                 ---------------------------------------------------------------
         NOTE: If c. or d. is selected and both plans do not benefit the same Participants, the uniformity requirement of the Section 401
                 (a)(4) Regulations may be violated.

MISCELLANEOUS

50.      LOANS TO PARTICIPANTS (Plan Section 7.6)
         a. [ ]  Loans are not permitted.
         b. [x]  Loans are permitted.

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                                       20

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                                     Non-Standardized 401(k) Profit Sharing Plan

         IF loans are permitted (select all that apply)...
         c. [x] loans will be treated as a Participant directed investment.
         d. [ ] loans will only be made for hardship or financial necessity.
         e. [x] the minimum loan will be $ 1000 (may not exceed $1,000).
         f. [x] a Participant may only have one (e.g., one (1)) loan(s) outstanding at any time.
         g. [x] all outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution).
         h. [x] loans will only be permitted from the following accounts (select all that apply):
                1. [xx] All accounts.
                2. [  ] Participant's Elective Deferral Account.
                3. [  ] Qualified Matching Contribution Account and/or
                        portion of Participant's Account attributable to Employer matching contributions.
                4. [  ] Participant's Account attributable to Employer profit sharing contributions.
                5. [  ] Qualified Non-Elective Contribution Account.
                6. [  ] Participant's Rollover Account.
                7. [  ] Participant's Transfer Account.
                8. [  ] Participant's Voluntary Contribution Account.
         NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

51.      DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)
         a. [ ] Participant directed investments are not permitted.
         b. [x] Participant directed investments are permitted for the following accounts (select all that apply):
                1. [x]  All accounts.
                2. [ ]  Participant's Elective Deferral Account.
                3. [ ] Qualified Matching Contribution Account and/or portion of Participant's Account attributable to Employer matching contributions.
                4. [ ]  Participant's Profit Sharing Account.
                5. [ ]  Qualified Non-Elective Contribution Account.
                6. [ ]  Participant's Rollover Account.
                7. [ ]  Participant's Transfer Account.
                8. [ ]  Participant's Voluntary Contribution Account.
                9. [ ]  Other: _________________________________________________

         AND, is it intended that the Plan comply with Act Section 404(c) with respect to the accounts subject to Participant investment direction?
         c. [ ] No.
         d. [x] Yes

         AND, will voting rights on directed investments be passed through to Participants?
         e. [ ] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).
         f. [x] Yes, for Employer stock only.
         g. [ ] Yes, for all investments.

52.      ROLLOVERS (Plan Section 4.6)
         a. [ ] Rollovers will not be accepted by this Plan.
         b. [x] Rollovers will be accepted by this Plan.

         AND. if b. is elected, rollovers may be accepted...
         c. [x] from any Eligible Employee, even if not a Participant.
         d. [ ] from Participants only.

         AND, distributions from a Participant's Rollover Account may be made...
         e. [x] at any time.
         f. [ ] only when the Participant is otherwise entitled to a distribution under the Plan.

53.      AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)
         a. [x] After-tax voluntary Employee contributions will not be allowed.
         b. [ ] After-tax voluntary Employee contributions will be allowed.

54.      LIFE INSURANCE (Plan Section 7.5)
         a. [x] Life insurance may not be purchased.
         b. [ ] Life insurance may be purchased at the option of the Administrator.
         c. [ ] Life insurance maybe purchased at the option of the Participant.

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                                       21

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Non-Standardized 401(k) Profit Sharing Plan

         AND, if b, or c, is elected, the purchase of initial or additional life insurance will be subject to the following limitations (select all that apply):
         d. [ ] N/A, no limitations.
         e. [ ] each initial Contract will have a minimum face amount of $________.
         1. [ ] each additional Contract will have a minimum face amount of $________.
         g. [ ] the Participant has completed ___ Years of Service (or Periods of Service).
         h. [ ] the Participant has completed ___ Years of Service (or Periods of Service) while a Participant in the Plan.
         i. [ ] the Participant is under age ____ on the Contract issue date.
         j. [ ] the maximum amount of all Contracts on behalf of a Participant may not exceed $________.
         k. [ ] the maximum face amount of any life insurance Contract will be $________.



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                                       22

55.      OTHER ITEMS

         [X] A list of the Participating Employers in the Plan (as described in Item 14) is attached hereto as Appendix A.

         [X] A list of the predecessor employers with whom prior service is credited under the Plan (as described in Item 17) is attached hereto as Appendix B.

         [X] Special provisions relating to the Specified Minimum Employer Contribution are attached hereto as Appendix C.

         [X] Predecessor plans' protected benefits under Section 411(d)(6) of the Internal Revenue Code of 1986, as amended, are attached hereto as Appendix D.

This Adoption Agreement may be used only in conjunction with basic Plan Document #01.

The Employer and the Trustee hereby cause this Plan to be executed on October 22, 2001.
----------

EMPLOYER:
WEBSTER BANK


By       /s/ Renee P. Seefried                    10/22/01
    ------------------------------        ---------------------------
    Its          EVP                                Date
        --------------------------


TRUSTEE:
PW TRUST COMPANY


By  /s/ Ralph Perote                              10/22/01
    ------------------------------        ---------------------------
    Its          AVP                                Date
        --------------------------


PARTICIPATING EMPLOYERS:

WEBSTER TRUST COMPANY, NATIONAL ASSOCIATION

By       /s/ Renee P. Seefried                    10/22/01
    ------------------------------        ---------------------------
    Its          EVP                                Date
        --------------------------



WEBSTER INVESTMENT SERVICES, INC.


By       /s/ John D. Benjamin                     10/22/01
    ------------------------------        ---------------------------
    Its        Secretary                            Date
        --------------------------


DAMMAN ASSOCIATES, INC.


By       /s/ John D. Benjamin                     10/22/01
    ------------------------------        ---------------------------
    Its       Secretary                             Date
        --------------------------

NOWLENDING, L.L.C.


By       /s/ Harriet M. Wolfe                     10/22/01
    ------------------------------        ---------------------------
    Its       Secretary                             Date
        --------------------------

LOUIS LEVINE AGENCY, INC.


By       /s/ John D. Benjamin                     10/22/01
    ------------------------------        ---------------------------
    Its       Secretary                             Date
        --------------------------

RETIREMENT PLANNING ASSOCIATES, INC.



By       /s/ John D. Benjamin                     10/22/01
    ------------------------------        ---------------------------
    Its        Secretary                            Date
        --------------------------

CENTER CAPITAL CORPORATION



By       /s/ Mitchell D. Weiss                    10/22/01
    ------------------------------        ---------------------------
    Its                                             Date
        --------------------------
         MITCHELL D. WEISS
         PRESIDENT & CEO

                                   APPENDIX A

                             PARTICIPATING EMPLOYERS

       Webster Trust Company, National Association
       Webster Investment Services, Inc.
       Damman Associates, Inc.
       Nowlending, LLC (formerly known as Access National Mortgage, L.L.C.) Louis Levine Agency, Inc.
       Levine Financial Services, Inc. (for the period prior to October 1, 2000) Retirement Planning Associates, Inc.
       Center Capital Corporation

                                   APPENDIX B

                              PREDECESSOR EMPLOYERS

            Shawmut Bank, N.A.
            Shelton Savings Bank
            Shoreline Bank and Trust Company
            Bristol Savings Bank
            Derby Savings Bank
            People's Savings Bank of New Britain
            Sachem Trust National Association
            Eagle Financial Corporation
            Eagle Bank
            MidConn Bank
            Damman Associates, Inc.
            Independent Financial Marketing Group, Inc. (for employees of
              Webster Investment Services, Inc.)
            Nowlending, LLC (formerly known as Access National Mortgage, L.L.C.) Maritime Bank & Trust
            Village Bank & Trust Company
            New England Community Bancorp, Inc.
            The Chase Manhattan Bank
            The Levine Companies (Louis Levine Agency, Inc., Levine Financial
              Services, Inc. and Retirement Planning Associates, Inc.)
            Mech Financial, Inc.
            Fleet Boston Corporation and BankBoston, N.A.
            Musante Reihl Associates, Inc.
            Center Capital Corporation
            Wolff Zackin & Associates, Inc.
            Benefit Plans Design & Administration, Inc.

                                   APPENDIX C

                     SPECIFIED MINIMUM EMPLOYER CONTRIBUTION

(a) Definitions.
    -----------

    (i)   Applicable Tax Year means the Tax Year in which the Plan Year begins.

    (ii) Specified Minimum Employer Contribution means an amount contributed by the Employer to the Trust Fund pursuant to this Appendix C of the Adoption Agreement for the Plan.

    (iii) Tax Year means the Fiscal Year of the Company which begins on January 1 and ends on December 31.

(b) Specified Minimum Employer Contributions.
    ----------------------------------------

    Notwithstanding any provision of the Plan to the contrary, the following provisions shall govern the treatment of Specified Minimum Employer Contributions.

    (i) Frequency and Eligibility. For each Plan Year, the Employer shall make a discretionary Specified Minimum Employer Contribution on behalf of the group of Employees who are Employees and Plan Participants from the first day through the last day of the Applicable Tax Year (First Day Participants). The Specified Minimum Employer Contribution will be based on Compensation earned by the First Day Participants in the Applicable Tax Year. The Specified Minimum Employer Contribution for each Plan Year shall be in an amount determined by the Board of Directors by appropriate resolution on or before the last day of the Applicable Tax Year.

    (ii) Allocation Method. Each First Day Participant's share shall be determined as follows:

          (A) The Specified Minimum Employer Contribution shall be allocated during the Plan Year as Elective Deferrals described in Section
               1.17 of the Plan and Qualified Matching Contributions described in Section 1.62 of the Plan, to the Elective Deferral Account and Qualified Matching Contribution Account of each First Day Participant pursuant to Section 12.3(b)(1) and Section 12.3(b)(2), respectively, of the Plan. Such Qualified Matching Contributions shall be made without regard to any last-day requirement, or any other year of service or hour-of-service requirement.

          (B) Second, if any of the Specified Minimum Employer Contribution remains after the allocation in Section (b)(ii)(A) of this Appendix C, the remainder shall, to the extent allowable under
               Section 415 of the Internal Revenue Code, be allocated as an additional Qualified Matching Contribution on the last day of the Plan Year to each First Day Participant's Qualified Matching Contribution Account, as defined in Section 1.63, in the ratio that such First Day Participant's Elective Deferrals during the Plan Year bears to the Elective Deferrals of all First Day Participants during the Plan Year.

               The Specified Minimum Employer Contributions allocated as an additional Qualified Matching Contribution shall be treated in the same manner as Qualified Matching Contributions for all purposes of the Plan.

          (C) Third, any balance of the Specified Minimum Employer Contribution remaining unallocated after the allocation in Section (b)(ii)(B) of this Appendix C shall be allocated as an Employer profit sharing contribution to the Participant's Account, as defined in Section 1.52, of each First Day Participant in the ratio that the First Day Participant's Compensation during the Plan Year bears to the total Compensation of all First Day Participants during the Plan Year.

          (D) Fourth, any balance of the Specified Minimum Employer Contribution remaining unallocated after the allocation in Section (b)(ii)(C) of this Appendix C shall be allocated as an Employer profit sharing contribution to the Participant's Account, as defined in Section 1.52, of each Employee who was a Participant in the Plan on the first day of the Plan Year, in the ratio that such Participant's Compensation during the Plan Year bears to the total Compensation of all such Participants during the Plan Year.

          (E) The Administrator shall reduce the proportionate allocation under Section (b)(ii)(B), (C) and (D) of this Appendix C to Participants who are Highly Compensated Employees to the extent necessary to comply with the provisions of Section 401 (a)(4) of the Internal Revenue Code and the regulations thereunder. Any such amount will be allocated and reallocated to the remaining Participants to the extent allowed under Section 415 of the Internal Revenue Code.

               Tax Year
               Notwithstanding any other provision of the Plan to the contrary, any allocation of Elective Deferrals to the Elective Deferral Account of a First Day Participant shall be made under Section l2.3(b)(l) or this Appendix C, as appropriate, but not both provisions. Similarly, any allocation of Qualified Matching Contributions to a First Day Participant's Qualified Matching Contribution Account shall be made under either Section l2.3(b)(2) or this Appendix C, as appropriate, but not both provisions.

    (iii) Timing Medium and Posting. The Employer shall make the Specified Minimum Employer Contribution in cash, in one or more installments without interest, at any time during the Plan Year, and for purposes of deducting such contribution, not later than the Employer's federal tax filing date, including extensions, for its Tax Year that ends within such Plan Year. The Trustee shall post such amount to each First Day Participant's Elective Deferral Account, Qualified Matching Contribution Account, or Employer profit sharing contribution account once the allocations under Sections (b)(ii)(A) through (E) of this Appendix C are determined.

          The Specified Minimum Employer Contribution shall be held in a suspense account until posted. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the trust as a whole, but shall be invested separately. All gains, losses, income and deductions attributable to such suspense account shall be applied to reduce Plan fees and expenses. In no event will amounts remain in the suspense account after the end of the Plan Year.

    (iv) Deduction Limitation. In no event shall the Specified Minimum Employer Contribution, when aggregated with other Employer and Participant contributions for the Employer's Tax Year that ends within such Plan Year, exceed the amount deductible by the Employer for federal income tax purposes for such Tax Year.

                                   APPENDIX D

                      PREDECESSOR PLANS' PROTECTED BENEFITS

                                                                         Annex I

                  Special Provisions for Former Members of the
                         Derby Savings Bank Thrift Plan
                         ------------------------------

         The following special provisions shall apply to each former employee of Derby Savings Bank ("Derby") who had an account balance under the Derby Savings Bank Thrift Plan (the "Derby 401(k) Plan") as of March 31, 1997 and whose account balance was transferred to the Plan as of April 1, 1997 (the date of the merger of the Derby 401(k) Plan with and into the Plan).

                  (1) The portion of such a person's Individual Account which consists of the "Elective Deferrals" and "Qualified Nonelective Contributions" made on behalf of the person to the Derby 401(k) Plan (and the earnings thereon) shall be referred to as the person's Derby Elective Account. The portion of such a person's Individual Account which consists of the "Employer Profit Sharing Contributions" and "Matching Contributions" made on behalf of the person to the Derby 401(k) Plan (and the earnings thereon) shall be referred to as the person's Derby Nonelective Account.

                  (2) Such a person whose period of participation in the Derby 401(k) Plan and the Plan totals five years or more may, prior to separating from service with the Employer, elect to withdraw all or any part of his Derby Nonelective Account. If such a person's period of participation in the Derby 401(k) Plan and the Plan totals less than five years, he may elect to withdraw only that portion of his Derby Nonelective Account which has been credited to the Derby 401(k) Plan and the Plan for at least two full Plan Years, measured from the date such amounts were first allocated to the Derby 401(k) Plan.

                                                                        Annex II

                  Special Provisions for Former Members of the
                Financial Institutions Thrift Plan as Adopted by
                           Eagle Financial Corporation
                           ---------------------------

         The following special provisions shall apply to each former employee of Eagle Financial Corporation or Eagle Bank ("Eagle") who had an account balance under the Financial Institutions Thrift Plan as Adopted by Eagle Financial Corporation (the "Eagle Plan") as of the date immediately prior to July 1, 1998 (the "Transfer Date") and whose account balance was transferred to the Plan as of the Transfer Date.

                  (1) The portion of such a person's Individual Account which consists of such person's "401(k) Account" under the Eagle Plan shall be referred to as the person's Eagle Elective Account. The portion of such a person's Individual Account which consists of such person's "Regular Account" under the Eagle Plan shall be referred to as the person's Eagle Nonelective Account. The portion of such a person's Rollover Account which consists of such person's "Rollover Account" under the Eagle Plan shall be referred to as the person's Eagle Rollover Account.

                  (2) Such a person who has not attained age 59-1/2 may elect to receive a distribution of all or any portion of his Eagle Nonelective Account, provided that the amounts to be distributed have been invested in the Plan or the Eagle Plan for an aggregate period of at least twenty-four (24) months or such person has been a participant in the Plan or the Eagle Plan for an aggregate period of at least sixty (60) months. Only one such distribution may be obtained in any calendar year. In addition, no partial distribution from such a person's Eagle Nonelective Account may be obtained unless it equals at least the lesser of $1,000 or the entire outstanding balance of such person's Eagle Nonelective Account.

                                                                       Annex III

                     Special Provisions for Former Employees
                                       of
                       New England Community Bancorp, Inc.
                       -----------------------------------

         The following provisions shall apply to each former employee of New England Community Bancorp, Inc. or a member of its controlled group who had an account balance under the New England Community Bancorp 401(k) Plan (the "NECB 401(k) Plan") immediately prior to March 1, 2000 (the "Plan Merger Date") and whose account balance was transferred to the Plan as of the Plan Merger Date.

                  (1) The portion of such an employee's Individual Account which is attributable to such employee's "Elective Deferral Contributions Account" under the NECB 401(k) Plan shall be referred to as the employee's NECB Elective Account. The portion of such an employee's Individual Account which is attributable to such employee's "Matching Contributions Account" and "Other Employer Contributions Account" under the NECB 401(k) Plan shall be referred to as the employee's NECB Nonelective Account. The portion of such an employee's Rollover Account which is attributable to such employee's "Rollover Contributions Account" under the NECB 401(k) Plan shall be referred to as the employee's NECB Rollover Account.

                  (2) In addition to the forms of retirement benefit available under the Plan, such an employee's NECB Elective Account, NECB Nonelective Account and NECB Rollover Account may also be paid, at the election of such employee, in any one of the following forms:

                      (a)  A straight life annuity;

                      (b) A single life annuity with certain periods of five, ten or fifteen years;

                      (c)  A single life annuity with installment refund;

                      (d) Survivorship life annuities with installment refund and survivorship percentages of 50, 66-2/3 or 100 percent;

                      (e) Fixed period annuities for any period of whole months which is not less than 60 and does not exceed the life expectancy of such employee and his or her named beneficiary, where the life expectancy is not recalculated; or

                      (f) A series of installments chosen by such employee with a minimum payment each year beginning with the year in which such employee reaches age 70-1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on the joint and last survivor expectancy of such employee and his or her spouse, if any, where the joint life and last survivor expectancy is recalculated.

                  (3) In addition to the forms of death benefit available under the Plan, such an employee's NECB Elective Account, NECB Nonelective Account and NECB Rollover Account may also be paid upon the death of such employee in any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the beneficiary is not the spouse of such deceased employee.

                                                                        Annex IV

                     Special Provisions for Former Employees
                                       of
                            The Chase Manhattan Bank
                            ------------------------

         The following provisions shall apply to each former employee of The Chase Manhattan Bank who transferred employment to a member of the Webster Bank controlled group as a result of Webster Bank's acquisition of certain branches from The Chase Manhattan Bank (a "Transferred Chase Employee"), who had an account balance under The 401(k) Savings Plan of The Chase Manhattan Bank (the "Chase 401(k) Plan") immediately prior to the date on which the assets and liabilities of the Chase 401(k) Plan relating to the Transferred Chase Employees were transferred to the Plan (the "Asset Transfer Date"), and whose account balance was transferred to the Plan as of the Asset Transfer Date.

                  (1) The portion of such an employee's Individual Account which is attributable to such employee's "Pre-Tax Contributions" and "Qualified Non-Elective Contributions" and the earnings thereon under the Chase 401(k) Plan shall be referred to as the employee's Chase Elective Account. The portion of such an employee's Individual Account which is attributable to such employee's "Matching Contributions" and the earnings thereon under the Chase 401(k) Plan shall be referred to as the employee's Chase Nonelective Account. The portion of such an employee's Individual Account which is attributable to such employee's "After-Tax Contributions" and the earnings thereon under the Chase 401(k) Plan shall be referred to as the employee's Chase After-Tax Account. The portion of such an employee's Rollover Account which is attributable to such employee's "Rollover Contributions" under the Chase 401(k) Plan shall be referred to as the employee's Chase Rollover Account. Such an employee's Chase Elective Account, Chase Nonelective Account, Chase After-Tax Account and Chase Rollover Account are collectively referred to as the Participant's Combined Chase Account.

                  (2) Any loans which such an employee obtained from his account under the Chase 401(k) Plan shall be transferred in-kind to the Plan and shall continue to be paid in accordance with their terms; provided, however, that the Administrator may reamortize any such loan over its remaining term in order to adjust for any changes in the employee's payroll periods.

                  (3) In addition to the forms of retirement benefit available under the Plan, such an employee's Combined Chase Account may also be paid, at the election of such employee, in any one of the following forms:

                      (a) Quarterly installments over a period not exceeding the number of years of such employee's life expectancy or the joint life and last survivor expectancy of such employee and his or her beneficiary.

                      (b) Annual installments over a period not exceeding the
                  number of years of such employee's life expectancy or the joint life and last survivor expectancy of such employee and his or her beneficiary.

                  (4) Such an employee shall be entitled to receive a distribution of his or her Combined Chase Account upon the end of the eighteenth month following his or her eligibility for long term disability benefits under the long term disability plan of the Employer.

                  (5) Such an employee shall be entitled to receive withdrawals prior to his or her separation from service in accordance with the following provisions:

                           (a) Such an employee may elect to withdraw all or any
                  portion of his Chase After-Tax Account. Such a withdrawal shall be deemed to be made in the order set forth in Section 9.2(b) of the Chase 401(k) Plan (as in effect on the Asset Transfer Date).

                           (b) If such an employee was a participant in The
                  Thrift Incentive Plan of The Chase Manhattan Bank, NA. prior to its merger into the Chase 401(k) Plan effective December 31, 1996, the employee may withdraw all or part of his Chase Nonelective Account to the extent it represents vested matching contributions under such plan as of December 31, 1996 in excess of the amount of such vested matching contributions allocated to the employee's account in respect of the prior 24 months.

         The minimum amount of any such in-service withdrawal shall be the lesser of $500 or the portion of such an employee's Chase Combined Account which is eligible for such an withdrawal.

                                                                         Annex V

                     Special Provisions for Former Employees
                                       of
                  Fleet Boston Corporation and BankBoston, N.A.
                  ---------------------------------------------


         The following provisions shall apply to each employee who transferred employment from Fleet Boston Corporation, BankBoston, N.A. or members of their controlled group to Webster Bank as a result of Webster Bank's acquisition of certain branches from Fleet Boston Corporation and BankBoston, N.A.:

                  If any such employee receives an eligible rollover distribution from the Section 401(k) plan maintained by Fleet Boston Corporation, BankBoston, N.A. or any member of their controlled group for the benefit of their employees (the "Fleet 401(k) Plan") in connection with Webster Bank's acquisition of such branches, and if the eligible rollover distribution contained a loan note representing the unpaid balance of a loan which such employee obtained from his or her account under the Fleet 401(k) Plan, then the employee may elect to make a direct rollover of the loan note from the trustee of the Fleet 401(k) Plan to the Trustee of the Plan. As a condition to the direct rollover of the loan note, the employee must execute an acknowledgment that the Trustee of the Plan will be substituted for the trustee of the Fleet 401(k) Plan as the obligee of the loan note. No other changes may be made to the terms of the loan note, and the loan note will continue to be payable in accordance with its terms; provided, however, that the amortization schedule of the loan note may be modified in order to reflect a change in the payroll period of the employee, but only if such modification of the amortization schedule does not result in an extension of the repayment period of the loan.